UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2017

Genuine Parts Company
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2999 Wildwood Pkwy, Atlanta, Georgia		30339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770.953.1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2017, Mr. Thomas C. Gallagher, Executive Chairman of Genuine Parts Company (the "Company"), informed the Board of Directors of the Company (the "Board") of his decision to retire as an executive officer and employee of the Company, effective June 30, 2017. Mr. Gallagher will continue to serve as Non-Executive Chairman of the Board following his retirement.

The Compensation Committee of the Board approved that upon his retirement as an employee and executive officer on June 30, 2017, Mr. Gallagher will be provided with the following post-retirement benefits for life (or the life of Mrs. Gallagher, if longer, in the case of the medical and dental benefits): (1) an office and general secretarial support within the principal offices of the Company, (2) continued coverage for Mr. and Mrs. Gallagher under the Company’s medical and dental benefit plans at active employee rates, and (3) the use by Mr. Gallagher of the Company aircraft for any Company-related business purposes.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01 Other Events.

On April 24, 2017, the Board of Directors of Genuine Parts Company declared a regular quarterly cash dividend of sixty-seven and one-half cents ($0.675) per share on the Company’s common stock. The dividend is payable July 3, 2017 to shareholders of record June 9, 2017.

On April 24, 2017, the Board of Directors of Genuine Parts Company elected Sidney G. Jones to the position of Senior Vice President of Investor Relations. Mr. Jones has been with the Company for 27 years and was previously Vice President of Investor Relations.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 24, 2017
99.2 Press Release dated April 24, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

April 24, 2017	By:	Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 24, 2017
99.2	Press Release dated April 24, 2017